UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) October 16, 2015

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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On September 28, 2012, Matador Resources Company (the “Company”), as a guarantor, and MRC Energy Company, its wholly-owned subsidiary, as borrower, entered into an amended and restated senior secured revolving credit agreement (the “Revolving Credit Agreement”). For a summary of key terms of the Revolving Credit Agreement, see the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 filed with the Securities and Exchange Commission on August 10, 2015, which description is incorporated herein by reference. On October 16, 2015, MRC Energy Company, as borrower, entered into an amendment (the “Amendment”) to the Revolving Credit Agreement (as amended, the “Credit Agreement”) and the Company reaffirmed its guaranty of MRC Energy Company’s obligations under the Credit Agreement. The Amendment amends the Credit Agreement to extend the maturity date from December 29, 2016 to October 16, 2020. In connection with the Amendment, the Company’s lenders unanimously reaffirmed the borrowing base under the Credit Agreement at $375.0 million, and the maximum facility amount remained unchanged at $500.0 million.
The description of the Amendment set forth above is qualified in its entirety by reference to the terms of the Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
In the ordinary course of their respective businesses, certain of the lenders under the Credit Agreement or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, advisory, lending and/or commercial banking or other financial services for the Company for which they received, or may receive, customary fees and reimbursement of expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information included or incorporated by reference in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 of this Current Report.

Item 7.01	Regulation FD Disclosure.
On October 21, 2015, the Company issued a press release announcing the above-described Amendment and the results of its previously announced offering to exchange up to $400.0 million of its outstanding 6.875% Senior Notes due 2023, which were privately placed on April 14, 2015, for a like principal amount of 6.875% Senior Notes due 2023 that have been registered under the Securities Act of 1933, as amended. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
10.1
Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of October 16, 2015, by and among MRC Energy Company, as Borrower, the Lenders party thereto and Royal Bank of Canada, as Administrative Agent.

99.1	Press Release, dated October 21, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: October 21, 2015	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description of Exhibit
10.1
Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of October 16, 2015, by and among MRC Energy Company, as Borrower, the Lenders party thereto and Royal Bank of Canada, as Administrative Agent.

99.1	Press Release, dated October 21, 2015.